FORM OF SUBSCRIPTION DOCUMENTS AND INSTRUCTIONS

INSTRUCTIONS

The following documents must be completed in accordance with the instructions set forth below and must be executed in order to determine whether you are an accredited investor and, if accredited, in order to subscribe for the purchase of Units of the publicly-traded company (the “Company”) which will acquire by merger (the “Merger”) all of the issued and outstanding capital stock and the business of G8Wave, Inc. (“G8Wave”). Each Unit shall consist of 16,666 shares of the Company’s Common Stock (the “Common Stock” or the “Shares”) and a warrant to purchase 8,333 shares of Common Stock (a “Warrant”). Each Warrant shall be exercisable for one share of Common Stock at a price of $2.25 per share for 48 months after the closing of the Merger (the “Closing”).

1. Enclosed are the Following Documents:

a)  Subscription Agreement. Be sure to carefully and fully read the Subscription Agreement, and execute the signature page which is applicable to you. On the appropriate signature page of the Subscription Agreement, you must sign, print your name (or the name of the entity on whose behalf you are signing), address and social security or tax identification number where indicated, and indicate the number of Units subscribed for, the date of execution and the manner in which title to the Units will be held.

b)  Investor Questionnaire. Be sure to carefully and fully read the Investor Questionnaire, which can be found after the signature pages to the Subscription Agreement. On the signature page of the Investor Questionnaire, you must sign and print your name (or the name of the entity on whose behalf you are signing) where indicated.

A PROSPECTIVE SUBSCRIBER MUST BE SURE TO CAREFULLY AND FULLY READ THE ACCOMPANYING CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM PRIOR TO RETURNING THE SIGNED SUBSCRIPTION DOCUMENTS.

2.  Payment.

Contemporaneously with the execution and delivery of the Subscription Agreement and the Investor Questionnaire to the Company, payment of the purchase price may be made by check payable to American National Bank, as Escrow Agent for the Company, at 3033 East First Avenue, Denver, Colorado 80206-5698, Attn: Sandra Richelmy or by wire transfer of immediately available funds, to American National Bank as follows:

Wire Transfer Instructions for Escrow Account

American National Bank
Denver, CO
aba:  107001232
Account # 2109000881 Trust GL
Further credit to: #1688927 Trust DDA
Further credit to:  ES-4083
Reference: G8Wave

3. Return of Documents.

 Copies of the signed Subscription Agreement and Investor Questionnaire should be delivered to G8Wave's principal executive offices located at 126 Brookline Ave., Suite 201, Boston, MA 02215. If you should have any questions, please contact Habib Khoury, G8Wave’s President, at G8Wave’s principal executive offices located at 126 Brookline Ave., Suite 201, Boston, MA 02215 USA, or by telephone at (617) 584-4444.

PLEASE PRINT

NAME OF SUBSCRIBER:_______________

SUBSCRIPTION AMOUNT: $________________

To:      G8Wave, Inc.
126 Brookline Ave. Suite 201
Boston, MA 02215 USA
    Attn: Mr. Habib Khoury, President

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”) is being delivered to you in connection with your investment in a publicly-traded company (the “Company”) which will acquire by merger all of the issued and outstanding capital stock and the business of G8Wave, Inc. (“G8Wave”). The Company is conducting a private placement (the “Offering”) of Units (the “Units”), at a purchase price of $25,000 per Unit. Each Unit shall consist of 16,666 shares of the Company’s Common Stock (the “Common Stock” or the “Shares”) and a warrant to purchase 8,333 shares of Common Stock (a “Warrant”). Each Warrant shall be exercisable for one share of Common Stock at a price of $2.25 per share for 48 months after the closing of the Merger (the “Closing”).

All funds received in the Offering prior to the Closing shall be held in escrow by American National Bank (the “Escrow Agent”) and, upon fulfillment of the other conditions precedent set forth herein, shall be released from escrow and delivered to the Company, at which time the Units subscribed for as further described below shall be delivered, subject to Section 7 hereof, to you.

1.  Subscription and Purchase Price

(a)  Subscription. Subject to the conditions set forth in Section 2 hereof, the undersigned hereby subscribes for and agrees to purchase the number of Units indicated on page 12 hereof on the terms and conditions described herein. The minimum number of Units that may be purchased is one. Subscriptions for lesser amounts may be accepted at the discretion of the Company.

(b)  Purchase of Units. The undersigned understands and acknowledges that the purchase price to be remitted to the Company in exchange for the Units shall be $25,000 per Unit, for an aggregate purchase price as set forth on page 12 hereof (the “Aggregate Purchase Price”). The undersigned’s delivery of this Agreement to the Company shall be accompanied by payment, to the Escrow Agent, for the Units subscribed for hereunder, payable in United States dollars, by check made payable to the order of “American National Bank, as Escrow Agent for G8Wave, Inc.,” at 3033 East First Avenue, Denver, Colorado 80206-5698, Attn: Sandra Richelmy or by wire transfer of immediately available funds to the Escrow Account delivered contemporaneously with the undersigned’s delivery of this Agreement to the Company. The undersigned understands and agrees that, subject to Section 2 and applicable laws, by executing this Agreement, he, she or it is entering into a binding agreement.

2.  Acceptance, Offering Term and Closing Procedures

(a)  Acceptance or Rejection. The obligation of the undersigned to purchase the Units shall, subject to the reconfirmation process, be irrevocable, and the undersigned shall be legally bound to purchase the Units subject to the terms set forth in this Agreement. The undersigned understands and agrees that the Company reserves the right to reject this subscription for the Units in whole or part in any order at any time prior to the Closing if, in its reasonable judgment, it deems such action to be in the best interest of the Company, notwithstanding the undersigned’s prior receipt of notice of acceptance of the undersigned’s subscription. In the event of rejection of this subscription by the Company in accordance with this Section 2, or the sale of the Units is not consummated by the Company for any reason, this Agreement and any other agreement entered into between the undersigned and the Company relating to this subscription shall thereafter have no force or effect, and the Company shall promptly return or cause to be returned to the undersigned the purchase price remitted to the Escrow Agent, without interest thereon or deduction therefrom.

(b)  Offering Term. The subscription period for the Offering will begin as of April 18, 2007 and will terminate upon the occurrence of the earlier of (a) the August 18, 2007, unless extended by the Company for up to 60 additional days, (ii) the Company’s acceptance of subscriptions for 200 Units and the receipt of payment therefor and (iii) the closing of the Merger (the “Termination Date”). If the Company elects to extend the Offering period beyond August 18, 2007 and subscriptions of at least $2,000,000 of Units are not received and accepted by the Company by such date, the Company shall provide all prospective subscribers notice of its intention to so extend the offer and provide such subscribers with the opportunity to have all of such subscriber’s funds on deposit with the Escrow Agent returned, without interest or deduction.

(c)  Closing. The Closing shall take place at the offices of the Escrow Agent or such other place as determined by the Company.

3.  Investor’s Representations and Warranties

The undersigned hereby acknowledges, agrees with and represents and warrants to the Company, as follows:

(a)  The undersigned has full power and authority to enter into and deliver this Agreement and to perform the obligations hereunder, and the execution, delivery and performance of this Agreement has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the undersigned.

(b)  The undersigned acknowledges his, her or its understanding that the offering and sale of the Shares and Warrants comprising the Units is intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D promulgated thereunder (“Regulation D”). In furtherance thereof, the undersigned represents and warrants to the Company as follows:

(i)  The undersigned realizes that the basis for the exemption from registration may not be available if, notwithstanding the undersigned’s representations contained herein, the undersigned is merely acquiring the Shares and the Warrants comprising the Units for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The undersigned does not have any such intention.

(ii)  The undersigned is acquiring the Shares and the Warrants comprising the Units solely for the undersigned’s own beneficial account, for investment purposes, and not with view to, or resale in connection with, any distribution of the Shares or the Warrants.

(iii)  The undersigned has the financial ability to bear the economic risk of his, her or its investment, has adequate means for providing for its current needs and contingencies, and has no need for liquidity with respect to the investment in the Company.

(iv)  The undersigned and the undersigned’s attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, “Advisors”), have received the Confidential Private Placement Memorandum, dated April 18, 2007, together with all appendices thereto (as such documents may be amended or supplemented, the “Memorandum”), relating to the private placement by the Company of the Units, and all other documents requested by the undersigned or Advisors, if any, have carefully reviewed them and understand the information contained therein, prior to the execution of this Agreement.

(v)  The undersigned (together with his, her or its Advisors, if any) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the Units. If other than an individual, the undersigned also represents it has not been organized solely for the purpose of acquiring the Units.

(c) The information in the Investor Questionnaire completed and executed by the undersigned (the “Investor Questionnaire”) is true and accurate in all respects, and the undersigned is an “accredited investor,” as that term is defined in Rule 501(a) of Regulation D.

(d)  The undersigned is not relying on the Company or its affiliates or agents with respect to economic considerations involved in this investment. The undersigned has relied on the advice of, or has consulted with, only his, her or its Advisors. Each Advisor, if any, is capable of evaluating the merits and risks of an investment in the Units as such are described in the Memorandum, and each Advisor, if any, has disclosed to the undersigned in writing (a copy of which is annexed to this Agreement) the specific details of any and all past, present or future relationships, actual or contemplated, between the Advisor and the placement agent, if any, or any affiliate or sub-agent thereof.

(e) The undersigned represents, warrants and agrees that he, she or it will not sell or otherwise transfer the Shares or the Warrants comprising the Units without registration under the Securities Act or an exemption therefrom, and fully understands and agrees that the undersigned must bear the economic risk of his, her or its purchase because, among other reasons, the Shares and the Warrants comprising the Units have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states, or an exemption from such registration is available. In particular, the undersigned is aware that the Shares and the Warrants comprising the Units are “restricted securities,” as such term is defined in Rule 144 promulgated under the Securities Act (“Rule 144”), and they may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met. The undersigned also understands that, except as otherwise provided in Section 5 hereof, the Company is under no obligation to register the Shares or the Warrants comprising the Units on his, her or its behalf or to assist them in complying with any exemption from registration under the Securities Act or applicable state securities laws. The undersigned understands that any sales or transfers of the Shares or the Warrants comprising the Units are further restricted by state securities laws and the provisions of this Agreement.

(f) No representations or warranties have been made to the undersigned by the Company or G8Wave, or any of their respective officers, employees, agents, sub-agents, affiliates or subsidiaries, other than any representations of the Company contained herein and in the Memorandum, and in subscribing for the Units the undersigned is not relying upon any representations other than those contained herein or in the Memorandum.

(g) The undersigned understands and acknowledges that his, her or its purchase of the Units is a speculative investment that involves a high degree of risk and the potential loss of the undersigned’s entire investment and has carefully read and considered the matters set forth in the Memorandum and in particular the matters under the caption “Risk Factors” therein, and, in particular, acknowledges that the Company has a limited operating history and is engaged in a highly competitive business.

(h) The undersigned’s overall commitment to investments that are not readily marketable is not disproportionate to the undersigned’s net worth, and an investment in the Units will not cause such overall commitment to become excessive.

(i) The undersigned understands and agrees that the certificates for the Shares and Warrants shall bear substantially the following legend until (i) such Shares shall have been registered under the Securities Act and effectively disposed of in accordance with a registration statement that has been declared effective or (ii) in the opinion of counsel for the Company such Shares and Warrants may be sold without registration under the Securities Act, as well as any applicable “blue sky” or state securities laws:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS. SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FILED BY THE ISSUER WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION COVERING SUCH SECURITIES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

(j)  Neither the U.S. Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved the Shares or the Warrants comprising Units or passed upon or endorsed the merits of the Offering or confirmed the accuracy or determined the adequacy of the Memorandum. The Memorandum has not been reviewed by any Federal, state or other regulatory authority. Any representation to the contrary is a crime.

(l) The undersigned and his, her or its Advisors, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the offering of the Units and the business, financial condition, results of operations and prospects of the Company, and all such questions have been answered to the full satisfaction of the undersigned and his, her or its Advisors, if any.

(m) The undersigned is unaware of, is in no way relying on, and did not become aware of the offering of the Units through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or electronic mail over the Internet, in connection with the offering and sale of the Units and is not subscribing for Units and did not become aware of the offering of the Units through or as a result of any seminar or meeting to which the undersigned was invited by, or any solicitation of a subscription by, a person not previously known to the undersigned in connection with investments in securities generally.

(n) The undersigned has taken no action which would give rise to any claim by any person for brokerage commissions, finders, fees or the like relating to this Agreement or the transactions contemplated hereby (other than commissions to be paid by the Company to the placement agent, if any, its sub-agents or as otherwise described in the Memorandum).

(o) The undersigned is not relying on the Company, the placement agent, if any, or any of their respective employees, agents or sub-agents with respect to the legal, tax, economic and related considerations of an investment in the Units, and the undersigned has relied on the advice of, or has consulted with, only his, her or its own Advisors.

(p) The undersigned acknowledges that any estimates or forward-looking statements or projections included in the Memorandum were prepared by the future management of the Company in good faith, but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed by the Company or its management and should not be relied upon.

(q) No oral or written representations have been made, or oral or written information furnished, to the undersigned or his, her or its Advisors, if any, in connection with the offering of the Units which are in any way inconsistent with the information contained in the Memorandum.

(r) The undersigned’s substantive relationship with the placement agent, if any, or subagents through which the undersigned is subscribing for Units predates the placement agent’s or such sub-agents’ contact with the undersigned regarding an investment in the Units.

(s) (For ERISA plans only) The fiduciary of the ERISA plan (the “Plan”) represents that such fiduciary has been informed of an understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The subscriber or Plan fiduciary (a) is responsible for the decision to invest in the Company; (b) is independent of the Company and any of its affiliates; (c) is qualified to make such investment decision; and (d) in making such decision, the subscriber or Plan fiduciary has not relied primarily on any advice or recommendation of the Company or any of its affiliates or its agents.

(t) The foregoing representations, warranties and agreements shall survive the Closing.

4.  The Company’s Representations and Warranties

The Company hereby acknowledges, agrees with and represents and warrants to each of the undersigned, as follows:

(a) The Company has the corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly authorized, executed and delivered by the Company and is valid, binding and enforceable against the Company in accordance with its terms; except as enforcement may be limited by bankruptcy, insolvency, moratorium or similar laws or by legal or equitable principles relating to or limiting creditors’ rights generally or public policy as to the enforcement of certain provisions, such as indemnification provisions.

(b) The Shares offered as part of the Units to be issued to the undersigned pursuant to this Agreement, when issued and delivered in accordance with the terms of this Agreement against payment of the purchase price therefor, will be duly and validly issued and will be fully paid and non-assessable.

(c) Neither the execution and delivery nor the performance of this Agreement by the Company will conflict with the Company’s Certificate of Incorporation or bylaws, as amended to the date of Closing, or result in a breach of any terms or provisions of, or constitute a default under, any material contract, agreement or instrument to which the Company is a party or by which the Company is bound.

(d) After giving effect to the transactions contemplated by this Agreement and immediately after the Closing, the Company will have the outstanding capital stock as described in the Memorandum.

(e) The information contained in the Memorandum, as amended or supplemented, is true and correct in all material respects as of its date or the date of such amendment or supplement as applicable.

5.  Registration Rights

(a) The Company shall prepare and file a registration statement (the “Registration Statement”) with the SEC covering the resale of the Shares and the shares of common stock underlying the Warrants (the “Warrant Shares”) by no later than 60 days after the closing of the Merger (the “Filing Deadline”). The Company shall use its best efforts to have the Registration Statement declared effective by the SEC within 180 days following the closing of the Merger, and agrees to use its commercially reasonable efforts to respond promptly to any SEC comments or questions regarding the Registration Statement. Subject to the other provisions contained herein, including but not limited to the Suspension Right below, the Company will maintain the effectiveness of the Registration Statement from the date of the effectiveness of the Registration Statement until 24 months after that date or until the Shares may be sold without registration pursuant to Rule 144, whichever is first to occur.

In the event that the Company fails to file the Registration Statement within the Filing Deadline, each investor in the Offering will be issued that number of shares of Common Stock equal to 1% of the number of Shares purchased by such investor in the Offering, and an additional 1% at the end of each 30 day period thereafter, until the Company files such Registration Statement; provided, that such additional shares shall be capped at 10% of the number of shares purchased by each such investor in the Offering. In addition, if the Registration Statement is not declared effective by the SEC within 180 days after the closing of the Merger, each investor shall be issued that number of shares equal to 1% of the number of shares purchased by such investor in the Offering, and an additional 1% at the end of each 30 day period thereafter, until such Registration Statement is declared effective; provided, that such additional shares (inclusive of the shares issued for a failure to meet the Filing Deadline) shall be capped at 10% of the number of shares purchased by each such investor in the Offering

(b) Notwithstanding any other provision of this Agreement or any related agreement to the contrary, the Company shall have the right, at any time, to suspend the effectiveness of the Registration Statement and offers and sales of the Shares pursuant thereto whenever, in the good faith judgment of the Company, (i) continuing such effectiveness or permitting such offers and sales could reasonably be expected to have an adverse effect upon a proposed sale of all or substantially all of the assets of the Company or a merger, acquisition, reorganization, recapitalization or similar current transaction materially affecting the capital, structure, or equity ownership of the Company, (ii) there exists a material development or a potential material development with respect to or involving the Company that the Company would be obligated to disclose in the prospectus used in connection with the Registration Statement, which disclosure, in the good faith judgment of the Company, after considering the advice of counsel, would be premature or otherwise inadvisable at such time, or (iii) the Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances, not misleading (a “Suspension Event”). In the event that the Company shall determine to so suspend the effectiveness of the Registration Statement and offers and sales of the Shares pursuant thereto, the Company shall, in addition to performing those acts required to be performed under the Securities Act and/or the Exchange Act or deemed advisable by the Company, deliver to each subscriber written notice thereof, signed by the Chief Financial Officer or Chief Executive Officer of the Company. Upon receipt of such notice, the subscriber shall discontinue disposition of the Shares until such subscribers (x) are advised in writing by the Company that the use of the Registration Statement and prospectus (and offers and sales thereunder) may be resumed, (y) have received copies of a supplemental or amended prospectus, if applicable, and (z) have received copies of any additional or supplemental filings which are incorporated or deemed to be incorporated by reference into such prospectus. The Company will exercise reasonable commercial efforts to ensure that the use of the Registration Statement and prospectus may be resumed as quickly as practicable.

(c) The Company's right to suspend the effectiveness of the Registration Statement and the offers and sales of the Shares pursuant thereto, as described in clause (b) above, shall be for a period of time (the “Suspension Period”) beginning on the date of the occurrence of the Suspension Event and expiring on the earlier to occur of (i) the date on which the Suspension Event ceases, or (ii) sixty (60) days after the occurrence of the Suspension Event; provided, however, that there shall not be more than two Suspension Periods in any 12 month period.

(d) The Company shall notify the undersigned at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. At the request of the undersigned, the Company shall also prepare, file and furnish to the undersigned a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. The undersigned agrees not to offer or sell any Shares covered by the Registration Statement after receipt of such notification until the receipt of such supplement or amendment.

(e) The Company may request the undersigned to furnish the Company such information with respect to the undersigned and the undersigned’s proposed distribution of the Shares pursuant to the Registration Statement as the Company may from time to time reasonably request in writing or as shall be required by law or by the SEC in connection therewith, and the undersigned agrees to promptly furnish the Company with such information.

(e) Each of the Company and the Subscriber shall indemnify the other party hereto and their respective officers, directors, employees, affiliates and agents against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) by the indemnifying party of a material fact contained in any prospectus or other document (including any related registration statement, notification or the like) incident to any registration of the type described in this Section 5, or any omission (or alleged omission) by the indemnifying party to state in any such document a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such indemnified party for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action; provided that no party will be eligible for indemnification hereunder to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished or required to be furnished by such party for use in connection with such registration.

(f) [Reserved]

(g) The subscriber agrees not to make any public announcement or issue any press release or otherwise publicly disseminate any information about the subject matter of this Agreement or the Offering or Merger. Except as provided herein, the Company shall have the right to make such public announcements and shall control, in its sole and absolute discretion, the timing, form and content of all press releases or other public communications of any sort relating to the subject matter of this Agreement and the Offering and Merger, and the method of their release, or publication thereof.

The subscriber agrees that no portion of the Confidential Information (as defined below) shall be disclosed to third parties, except as may be required by law, without the prior express written consent of the Company; provided, that the subscriber may share such information with such of its officers and professional advisors as may need to know such information to assist the subscriber in its evaluation thereof on the condition that such parties agree to be bound by the terms hereof. “Confidential Information” means the existence and terms of this Agreement, the transactions contemplated hereby, and the disclosures and other information contained herein or in the Memorandum, excluding any disclosures or other information that are publicly available.

6.  Insider Trading Prohibition; Indemnity; Escrow Release

(a) Until the filing by the Company of a current report on Form 8-K with the SEC describing the Merger (as such term is defined in the Memorandum) and the Offering, the undersigned hereby agrees to (i) refrain from (A) engaging in any transactions with respect to the capital stock of the Company or securities exercisable or convertible into or exchangeable for any shares of capital stock of the Company, and (B) entering into any transaction which would have the same effect, or entering into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the capital stock of the Company and (ii) indemnify and hold harmless the Company, the placement agent, if any, and their respective officers and directors, employees, agents, sub-agents and affiliates and each other person, if any, who controls any of the foregoing, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any violation of this Section 6 by the undersigned.

(b) The undersigned agrees to indemnify and hold harmless the Company, the placement agent, if, the Escrow Agent and their respective officers and directors, employees, agents, sub-agents and affiliates and each other person, if any, who controls any of the foregoing, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty by the undersigned, or the undersigned’s breach of, or failure to comply with, any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to the Company, the placement agent, if any, the Escrow Agent and their respective officers and directors, employees, agents, sub-agents and affiliates and each other person, if any, who controls any of the foregoing in connection with the Offering.

(c) The subscriber acknowledges that the placement agent, if any, may act on behalf of the subscribers, solely for the sake of convenience, in connection with confirmation to the Escrow Agent that the Closing has occurred and thereby direct the Escrow Agent to disburse the subscription funds held in escrow to the Company at such time. In doing so, however, the placement agent makes no representation or warranty to the subscribers as to the satisfaction of all conditions precedent to the closing or with respect to any due diligence investigations concerning the Company, all of which shall be and remain the subscriber’s own responsibility.

7.  Conditions to Acceptance of Subscription

The Company’s right to accept the subscription of the undersigned is conditioned upon satisfaction of the following conditions precedent on or before the date the Company accepts such subscription (any or all of which may be waived by the undersigned in his, her or its sole discretion):

(a) On the date of Closing, no legal action, suit or proceeding shall be pending which seeks to restrain or prohibit the transactions contemplated by this Agreement.

(b) The closing of the Merger (as such term is defined in the Memorandum) shall occur concurrently with or prior to the acceptance of this subscription.

(c) The Company that will acquire by merger the business of G8Wave shall have expressly assumed this Agreement and the other subscription documents in the Offering and shall have indicated such assumption by executing and delivering a counterpart of this executed Agreement and the other subscription documents.

(d) The representations and warranties of the Company contained in this Agreement shall have been true and correct on the date of this Agreement and shall be true and correct on the Closing as if made on the Closing.

8.  Notices to Subscribers

(a) THE SHARES AND WARRANTS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THE SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

(b) THE SHARES AND WARRANTS ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT, AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. SUBSCRIBERS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

(c) THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS OFFERING HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF THE SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25000, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

9.  Miscellaneous Provisions

(a)  Modification. Neither this Agreement, nor any provisions hereof, shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, discharge or termination is sought.

(b) Survival. The undersigned’s representations and warranties made in this Subscription Agreement shall survive the execution and delivery of this Agreement and the delivery of the Units.

(c)  Notices. Any party may send any notice, request, demand, claim or other communication hereunder to the undersigned at the address set forth on the signature page of this Agreement or to the Company at the address set forth above using any means (including personal delivery, expedited courier, messenger service, fax, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication will be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other parties written notice in the manner herein set forth.

(d) Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of, the parties to this Agreement and their heirs, executors, administrators, successors, legal representatives and permitted assigns. If the undersigned is more than one person or entity, the obligation of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by, and be binding upon, each such person or entity and his or its heirs, executors, administrators, successors, legal representatives and permitted assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them, as to the subject matter hereof.

(e) Assignability. This Agreement is not transferable or assignable by the undersigned.

(f) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to conflicts of law principles.

(g) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

   (h) Further Assurances. Each of the parties shall execute such documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations, or other actions by, or giving any notices to, or making any filings with, any governmental authority or any other person) as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

   (i) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

ANTI-MONEY LAUNDERING REQUIREMENTS

The USA PATRIOT Act	What is money laundering?	How big is the problem and why is it important?
The USA PATRIOT Act is designed to detect, deter, and punish terrorists in the United States and abroad. The Act imposes new anti-money laundering requirements on brokerage firms and financial institutions. Since April 24, 2002, all brokerage firms have been required to have new, comprehensive anti-money laundering programs.
To help you understand theses efforts, we want to provide you with some information about money laundering and our steps to implement the USA PATRIOT Act.

Money laundering is the process of disguising illegally obtained money so that the funds appear to come from legitimate sources or activities. Money laundering occurs in connection with a wide variety of crimes, including illegal arms sales, drug trafficking, robbery, fraud, racketeering, and terrorism.

The use of the U.S. financial system by criminals to facilitate terrorism or other crimes could taint our financial markets. According to the U.S. State Department, one recent estimate puts the amount of worldwide money laundering activity at $1 trillion a year.

What are we required to do to eliminate money laundering?
Under new rules required by the USA PATRIOT Act, our anti-money laundering program must designate a special compliance officer, set up employee training, conduct independent audits, and establish policies and procedures to detect and report suspicious transactions and ensure compliance with the new laws.

As part of our required program, we may ask you to provide various identification documents or other information. Until you provide the information or documents we need, we may not be able to effect any transactions for you.

ALL SUBSCRIBERS MUST COMPLETE THIS PAGE

1.  IN WITNESS WHEREOF, the undersigned has executed this Agreement on the ____ day of ____________ 2006.

________________________	x $25,000 for each Unit	= $_____________________.
Units subscribed for		Aggregate Purchase Price

Manner in which Title is to be held (Please Check One):

1.	___	Individual	7.	___	Trust/Estate/Pension or Profit sharing Plan Date Opened:______________
2.	___	Joint Tenants with Right of Survivorship	8.	___	As a Custodian for ________________________________ Under the Uniform Gift to Minors Act of the State of ________________________________
3.	___	Community Property	9.	___	Married with Separate Property
4.	___	Tenants in Common	10.	___	Keogh
5.	___	Corporation/Partnership/ Limited Liability Company	11.	___	Tenants by the Entirety
6.	___	IRA

IF MORE THAN ONE SUBSCRIBER, EACH SUBSCRIBER MUST SIGN.
INDIVIDUAL SUBSCRIBERS MUST COMPLETE PAGE 11.
SUBSCRIBERS WHICH ARE ENTITIES MUST COMPLETE PAGE 12.

EXECUTION BY NATURAL PERSONS

_____________________________________________________________________________ Exact Name in Which Title is to be Held

_________________________________ Name (Please Print)	_________________________________ Name of Additional Purchaser

_________________________________ Residence: Number and Street	_________________________________ Address of Additional Purchaser

_________________________________ City, State and Zip Code	_________________________________ City, State and Zip Code

_________________________________ Social Security Number	_________________________________ Social Security Number

_________________________________ Telephone Number	_________________________________ Telephone Number

_________________________________ Fax Number (if available)	________________________________ Fax Number (if available)

_________________________________ E-Mail (if available)	________________________________ E-Mail (if available)

__________________________________ (Signature)	________________________________ (Signature of Additional Purchaser)

ACCEPTED this ___ day of _________ 2007, on behalf of the Company.
By: _________________________________ Name: Title:

EXECUTION BY SUBSCRIBER WHICH IS AN ENTITY
(Corporation, Partnership, LLC, Trust, Etc.)

_____________________________________________________________________________ Name of Entity (Please Print)

Date of Incorporation or Organization: ____________________________________________

State of Principal Office: _______________________________________________________

Federal Taxpayer Identification Number:  ___________________________________________

____________________________________________
Office Address

____________________________________________
City, State and Zip Code

____________________________________________
Telephone Number

____________________________________________
Fax Number (if available)

____________________________________________
E-Mail (if available)

By: _________________________________ Name: Title:
[seal] Attest: _________________________________ (If Entity is a Corporation)	_________________________________ _________________________________ Address

ACCEPTED this ____ day of __________ 2007, on behalf of the Company.
By: _________________________________ Name: Title:

INVESTOR QUESTIONNAIRE

Instructions: Check all boxes below which correctly describe you.

☐
You are (i) a bank, as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), (ii) a savings and loan association or other institution, as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in an individual or fiduciary capacity, (iii) a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (iv) an insurance company as defined in Section 2(13) of the Securities Act, (v) an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), (vi) a business development company as defined in Section 2(a)(48) of the Investment Company Act, (vii) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the Small Business Investment Act of 1958, as amended, (viii) a plan established and maintained by a state, its political subdivisions, or an agency or instrumentality of a state or its political subdivisions, for the benefit of its employees and you have total assets in excess of $5,000,000, or (ix) an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and (1) the decision that you shall subscribe for and purchase Units of the Company (each Unit comprised of 16,666 shares of the Company's Common Stock (the “Common Stock” or the “Shares”) and a Warrant to purchase 8,333 shares of Common Stock, the “Units”), is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, (2) you have total assets in excess of $5,000,000 and the decision that you shall subscribe for and purchase the Units is made solely by persons or entities that are accredited investors, as defined in Rule 501 of Regulation D promulgated under the Securities Act (“Regulation D”) or (3) you are a self-directed plan and the decision that you shall subscribe for and purchase the Units is made solely by persons or entities that are accredited investors.

☐	You are a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

☐
You are an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), a corporation, Massachusetts or similar business trust or a partnership, in each case not formed for the specific purpose of making an investment in the Units and with total assets in excess of $5,000,000.

☐	You are a director or executive officer of the Company.

☐	You are a natural person whose individual net worth, or joint net worth with your spouse, exceeds $1,000,000 at the time of your subscription for and purchase of the Units.

☐
You are a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with your spouse in excess of $300,000 in each of the two most recent years, and who has a reasonable expectation of reaching the same income level in the current year.

☐
You are a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Units, whose subscription for and purchase of the Units is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D.

☐	You are an entity in which all of the equity owners are persons or entities described in one of the preceding paragraphs.

The undersigned hereby represents and warrants that all of its answers to this Investor Questionnaire are true as of the date of its execution of the Subscription Agreement pursuant to which it purchased Units of the Company.

Name of Purchaser [please print]	Name of Co-Purchaser [please print]

Signature of Purchaser (Entities please provide signature of Purchaser’s duly authorized signatory.)	Signature of Co-Purchaser

Name of Signatory (Entities only)

Title of Signatory (Entities only)

Address for Notices: